SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2004

UNITED SURGICAL PARTNERS
INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation	000-32837 (Commission File Number)	75-2749762 (I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas (Address of principal executive offices)		75001 (Zip code)

Registrant’s telephone number, including area code: (972) 713-3500

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7 (c). EXHIBITS
SIGNATURE
News Release

Item 5. Other Events

On July 29, 2004, United Surgical Partners International, Inc. issued a press release announcing the creation of a Spanish joint venture. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7 (c). EXHIBITS

99.1 News Release

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Surgical Partners International, Inc.

By:	/s/ Mark A. Kopser

Mark A. Kopser
Senior Vice President and
Chief Financial Officer
(Principal Financial
Officer and duly
authorized
to sign this report on
behalf of the Registrant)

Date: July 29, 2004

2